EXHIBIT 4.4

                                     [LOGO]

                          INTELECT COMMUNICATIONS, INC

                    INCORPORATED UNDER THE LAWS OF DELAWARE

COMMON STOCK
S.01 PAR VALUE                               SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies That                                            CUSIP 458144 10 2

is the owner of

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF
                         INTELECT COMMUNICATIONS, INC.

(HEREINAFTER CALLED THE "CORPORATION") TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY SAID OWNER IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND ALL AMENDMENTS THERETO, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE TRANSFER AGENT, AND THE HOLDER HEREOF, BY ACCEPTANCE OF THIS CERTIFICATE, CONSENTS TO AND AGREES TO BE BOUND BY ALL OF SAID PROVISIONS. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

      WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

      DATED:

/s/ CHAIRMAN/CHIEF EXECUTIVE OFFICER          [SEAL]                   SECRETARY

Countersigned and registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
       (NEW YORK, NEW YORK)                         Transfer Agent and Registrar


By:                                                         Authorized Signature

                         INTELECT COMMUNICATIONS, INC.

        The following abbreviations, when use in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common        UNIF GIFT MIN ACT--______Custodian_______
TEN ENT -- as tenants by the entireties                   (Cust)         (Minor)
JT TEN  -- as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants         Act__________________________
           in common                                             (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER ON ASSIGNEE
[                    ]

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________


                       _________________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:___________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.